Exhibit 35.1

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE
of
PNC BANK, NATIONAL ASSOCIATION
d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, Timothy Steward, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.	A review of the Servicer’s activities during the calendar year 2019 (the “Reporting Period”) and of its performance under the Agreement has been made under the undersigned officer’s supervision; and
2.

To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.

Dated: February 21, 2020

Midland Loan Services, a division of

PNC Bank, National Association

Timothy Steward
Senior Vice President

Member of The PNC Financial Services Group
10851 Mastin Boulevard Overland Park, Kansas 66210
800-327-8083

www.pnc.com/midland

Schedule I

Citibank, N.A.
Recipient Role	Deal Name	Series Number	Midland Role
Certificate Administrator	CCRE Commercial Mortgage Securities, LP	Series 2011-C1	Master Servicer
Non-Lead Certificate Admin	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE12	Primary Servicer
Master Servicer of the Oglethorpe Mall loan under the COMM 2013-CCRE11 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2013-GC17
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2014-GC23	Master Servicer
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2014-GC25	Special Servicer
Master Servicer of the Stamford Plaza Portfolio loan under the GSM 2014-GC24 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2015-GC29	Master and Special Servicer
Master Servicer of the 3 Columbus Circle loan under the COMM 2015-CCRE23 PSA.
Special Servicer of the 3 Columbus Circle loan under the COMM 2015-CCRE22 PSA from 03/26/15 to 05/20/15.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2015-SMRT	Master and Special Servicer
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2015-GC31
Master & Special Servicer of the Dallas Market Center loan under the GSM 2015-GC30 PSA.

Master & Special Servicer of the Crown Plaza Bloomington and the Selig Office Portfolio loans under the CGCMT 2015-GC29 PSA
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2015-P1
Master Servicer of the Ascentia MHC loan under the GSM 2015-GC32 PSA.
Master and Special Servicer of the US StorageMart Portfolio under the CGCMT 2015-SMRT PSA
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2015-GC35	Master Servicer
Master Servicer of the Westin Boston Waterfront and South Plains Mall loans under the GSMST 2015-GS1 PSA.
Special Servicer of 750 Lexington Avenue loan under the GSMST 2015-GC34 PSA
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-P3
Special Servicer of the One Court Square loan under the WFCMT 2015-NXS3 PSA.
Special Servicer of the 600 Broadway loan under the DBJPM 2016-C1 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-GC37	Special Servicer
Special Servicer of the 600 Broadway loan under the DBJPM 2016-C1 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-C1
Master Servicer of the Embassy Suites Lake Buena Vista loan under the JPM 2016-JP3 PSA.
Certificate Administrator	SG Commercial Mortgage Securities LLC	Series 2016-C5
Master Servicer of the Plaza Mexico - Los Angeles loan under the MSC 2016-UBS11 PSA.

Special Servicer of the AG Life Time Fitness Portfolio loan under the COMM 2016-CCRE28 PSA
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-P4
Master Servicer of the Embassy Suites Lake Buena Vista loan under the JPM 2016-JP3 PSA.

Schedule I

Citibank, N.A.
Recipient Role	Deal Name	Series Number	Midland Role
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-C2	Master Servicer
Master and Special Servicer of the Staybridge Suites Time Square loan under the DBJPM 2016-C3 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-P5	Master Servicer
Master Servicer of the Crocker Park Phase One & Two loan under the CGCMT 2016-C2 PSA.
Master Servicer of the National Business Park and Hillside Industrial loans under the JPM 2016-JP3 PSA
Master Servicer of the 132 West 27th St loan under the MS 2016-UBS11 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-C3	Master Servicer
Master Servicer of the College Boulevard Portfolio loan under the CGCMT 2016-P5 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2016-P6	Master Servicer
Master Servicer of the 681 Fifth Avenue loan under the MS 2016-UBS12 PSA.
Master Servicer of the Quantum Park loan under the CGCMT 2016-C3 PSA
Master Servicer of the Hyatt Regency Jersey City loan under the CGCMT 2016-P5 PSA.
Special Servicer on the Fresno Fashion Fair loan under the JPM 2016-C4 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2017-P7

Master and Special Servicer of the 111 Livingston Street and Parts Consolidation Center loans under the CD 2017-CD3 PSA.
Special Servicer of the Urban Union Amazon and Broadway Portfolio loans under the CSAIL 2017-C8 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	CD 2017-CD5
Master and Special Servicer on the Starwood Capital Group Hotel Portfolio under the DBJPM 2017-C6.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2017-P8
Master and Special Servicer of the Starwood Capital Group Hotel Portfolio under the DBJPM 2017-C6 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2017-C4	Master and Special Servicer
Master and Special Servicer of the Station Place III, Capital Centers II & III, and Walgreens Witkoff Portfolio loans under the JPM 2017-C7 PSA.
Master and Special Servicer of the 50 Varick Street loan under the UBS 2017-C5 PSA.
Master and Special Servicer of the Chelsea Multifamily Portfolio and Westin Crystal City loans under the CC-UBS 2017-C1 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2018-B2	Master Servicer
Master and Special Servicer on the Cross Point loan under the UBS 2018-C8 PSA.
Primary Servicer on the Extra Space Self Storage Portfolio under the MS 2017-HR2 PSA.
Master and Special Servicer on the Cross Point loan under the Benchmark 2018-B3 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2018-B3	Master and Special Servicer

Special Servicer on the 90 Hudson loan under the BMARK 2018-B1 PSA.
Master Servicer on the SoCal Portfolio under the CGCMT 2018-B2 PSA.
Master and Special Servicer on the 312 West 36th St loan under the COMM 2018-COR3 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2018-C5	Master Servicer
Master Servicer on the Dreamsworks Campus loan under the UBS 2018-C9 PSA.
Master and Special Servicer on the Oak Portfolio loan under the Benchmark 2018-B3 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2018-B6	Special Servicer

Schedule I

Citibank, N.A.
Recipient Role	Deal Name	Series Number	Midland Role
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2018-C6	Special Servicer
Master Servicer on the Riverwalk II loan under the UBS 2018-C14 PSA.
Master and Special Servicer on the Shelbourne Global Portfolio I under the UBS 2018-C13 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2019-B9	Primary Servicer

Master Servicer on the Kawa Mixed Use Portfolio, Staples Strategic Industrial, 10 Brookline Place, and 1421 West Shure Drive loans, all under the Benchmark 2018-B8 Master and Special Servicer on the Liberty Station Retail loan under the JPMCC 2019-COR4 PSA

Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2019-B9	Subservicer
Certificate Administrator	CF 2019-CF1 Mortgage Trust	Series 2019-CF1	No Role
Master Servicer on the Stern Multifamily Portfolio loan under the MSC 2019-L2 PSA.

Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.
Master and Special Servicer on the SSTII Self Storage Portfolio II loan under the BBCMS 2019-C3 PSA.
Trustee	CF 2019-CF1 Mortgage Trust
Master Servicer on the Stern Multifamily Portfolio loan under the MSC 2019-L2 PSA.		Series 2019-CF1	No Role
Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.
Master and Special Servicer on the SSTII Self Storage Portfolio II loan under the BBCMS 2019-C3 PSA.
Certificate Administrator	Benchmark 2019-B12 Mortgage Trust	Series 2019-B12	Master & Special Servicer

Master and Special Servicer on the 250 Livingston loan and Waterfront Plaza loan under the GSMS 2019-GC40 PSA, the Vie Portfolio loan under the JPMCC 2019-COR5 PSA, and the SWVP Portfolio loan under the BBCMS 2019-C3 PSA.

Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA, the ICON Upper East Side Portfolio loan under the JPMCC 2019-ICON UES TSA, and on the
Greenleaf at Howell loan under the BMARK 2019-B11 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Trust 2019-GC41	Series 2019-GC41 Master Servicer on the Master Servicer
Grand Canal Shoppes loan under the MSC 2019-H7 PSA, the Wind Creek Leased Fee Loan under the BMARK 2019-B13 PSA and The Centre loan under the BMARK 2019-B12 PSA.

Master and Special Servicer on The Zappettini Portfolio loan and the CIRE Equity Retail & Industrial Portfolio loan, both under the BMARK 2019-B12 PSA.

Schedule I

Citibank, N.A.
Recipient Role	Deal Name	Series Number	Midland Role
Trustee	CF 2019-CF2 Mortgage Trust	Series 2019-CF2	No Role

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA, the Beverly Hills BMW loan under the BMARK 2019-B13 PSA, and The Centre loan and Woodlands Mall loan, both under the BMARK 2019-B12 PSA.

Master and Special Servicer on the Uline Arena loan and the Liberty MA Portfolio loan, both under the CD 2019-CD8 PSA
Certificate Administrator	CF 2019-CF2 Mortgage Trust	Series 2019-CF2	No Role

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA, the Beverly Hills BMW loan under the BMARK 2019-B13 PSA, and The Centre loan and Woodlands Mall loan, both under the BMARK 2019-B12 PSA.

Master and Special Servicer on the Uline Arena loan and the Liberty MA Portfolio loan, both under the CD 2019-CD8 PSA
Certificate Administrator	Citigroup Commercial Mortgage Trust 2019-GC43	Series 2019-GC43	No Role

Master Servicer on the Rivertowne Commons loan under the Benchmark 2019-B13 PSA, the Grand Canal Shoppes loan under the MS 2019-H7 PSA, and the USAA Office Portfolio loan, the Millennium Park Plaza loan, and the U.S. Industrial Portfolio V loan, all under the CGCMT 2019-GC41 PSA

Master and Special Servicer on the 19100 Ridgewood loan and the 222 Kearny Street loan under the GS 2019-GC42 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Trust 2019-C7	Series 2019-C7	No Role
Master and Special Servicer on the Harvey Building Products loan under the BMARK 2019-B14 PSA and the Austin Landing Mixed-Use loan under the BMARK 2019B15 PSA
Certificate Administrator	Benchmark 2019-B15 Mortgage Trust	Series 2019-B15	Master & Special Servicer

Master and Special Servicer on the Harvey Building Products loan, the Legends of Village West loan, The Essex loan, the 8 West Centre loan, and the Hilton
Cincinnati Netherland Plaza loan on the under the Benchmark 2019-B14 PSA
Master Servicer on the Sunset North loan and City Hyde Park loan under the BMARK 2019-B13 PSA and on the Elston Retail Collection loan under the COMM
2019-GC44 PSA.